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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 3, 2001

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                         Intermedia Communications Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                   0-20135                  59-2913586
      (State or Other           (Commission File           (IRS Employer
      Jurisdiction of                Number)            Identification Number)
      Incorporation)

                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (813) 829-0011

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Item 4. Changes in Registrant's Certifying Accountant

      On July 1, 2001, pursuant to the terms of the Agreement and Plan of Merger, dated as of September 1, 2000, as amended by the First Amendment to the Agreement and Plan of Merger dated as of February 15, 2001, and the Second Amendment to the Agreement and Plan of Merger dated as of May 14, 2001, by and among Intermedia Communications Inc., a Delaware corporation ("Intermedia"), WorldCom, Inc., a Georgia Corporation ("WorldCom"), and Wildcat Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of WorldCom ("Merger Sub"), Merger Sub was merged with and into Intermedia (the "WorldCom/Intermedia Merger") with Intermedia continuing as the surviving corporation and as a subsidiary of WorldCom.

      On August 3, 2001, Intermedia engaged Arthur Andersen LLP ("Arthur Andersen") to perform the audit of the consolidated financial statements of Intermedia for the fiscal year ended December 31, 2001. Arthur Andersen is the certifying accountant of WorldCom, which is the surviving corporation in the WorldCom/Intermedia Merger. Ernst & Young LLP ("Ernst & Young") was dismissed pursuant to resolutions of the Board of Directors as of August 3, 2001. Ernst & Young issued an unqualified opinion on the consolidated financial statements of Intermedia for the fiscal years ended December 31, 2000 and 1999, as modified due to substantial doubt about Intermedia's ability to continue as a going concern. To the knowledge of management, during the fiscal years ended December 31, 2000 and 1999, and in the subsequent period through the date of dismissal, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the matter in connection with their report on the financial statements.

Item 7. Financial Statements and Exhibits

Exhibit 16.1 Letter regarding change in certifying accountant.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTERMEDIA COMMUNICATIONS INC.


                                     By: /s/ Jeanne M. Walters
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                                         Jeanne M. Walters
                                         Vice President, Controller and
                                         Chief Accounting Officer

Dated: August 6, 2001

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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
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16.1              Letter regarding change in certifying accountant.